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                                                                   EXHIBIT 10(I)

     DIVIDEND EQUIVALENT RIGHT AGREEMENT
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     This Dividend Equivalent Right Agreement is made this       day of
                                                          -------
         , 19    , by and between Washington Real Estate Investment Trust, a
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real estate investment trust organized under the laws of the state of Maryland
and                               ("Optionholder").
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     WHEREAS, Optionholder owns certain options ("Options") to acquire shares of beneficial interest ("Shares") in the Trust.

     WHEREAS, it is the objective of the Parties to extend the terms and conditions of the Washington Real Estate Investment Trust Dividend Equivalent Plan to such Options.

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree to the following terms:

     (1) The parties agree that the right to accrue dividend equivalent units with respect to certain outstanding Options held by Optionholder shall be governed by the terms and conditions of the Plan.

     (2) The number of Shares to which each such Option relates, the date of grant of each Option and the date upon which the dividend equivalent units will become vested are set forth in the chart below.

Number of Shares Subject     Date of             Date(s) of Vesting of
To Option                    Grant of Option     Dividend Equivalent Units
------------------------     ---------------     -------------------------
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     Dividend equivalent units will accrue in respect to all dividends declared
with respect to the above-referenced Shares on and after                ,
                                                        ----------------
        .
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     (3)  The undersigned agrees that at any time in which Shares are purchased through the exercise of an Option covered in the above-referenced schedule, the undersigned will indicate which Option is the source of such exercise and agrees that all further accrual of dividend equivalent units will cease with respect to such Shares on and after the date of such exercise, except that further dividend equivalent units will continue to accrue on any unvested dividend equivalent units previously issued with respect to such Shares until their distribution to the undersigned.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the date first above written.

                                 WASHINGTON REAL ESTATE
                                 INVESTMENT TRUST



                                 By:
                                      Print Name

                                 Title:

                                 Date:
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